Exhibit 10.3

SECOND AMENDED AND RESTATED TERM NOTE

$25,000,000	June 28, 2005

FOR VALUE RECEIVED, the undersigned (the “Borrowers”), jointly and severally, hereby promise to pay to the order of Healthcare Business Credit Corporation, a Delaware corporation (the “Lender”), the principal amount of Twenty Five Million United States Dollars (US $25,000,000), to be paid at such times and in the manner specified for the Term Loan in the Loan Agreement (referred to below); provided, however, that all amounts due hereunder (including principal, interest, unpaid fees and Expenses and any other amounts then due and payable) shall be repaid in full on or before the Term Loan Maturity Date.

This Note is issued under and secured by a certain Second Amended and Restated Loan and Security Agreement of even date herewith, by and among the Borrowers and the Lender (as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”). Terms used herein and not defined herein are used with the respective meanings set forth in the Loan Agreement.

Interest on the outstanding principal amount of the loan evidenced by this Note shall accrue at the applicable rate or rates specified in, and be payable in accordance with the terms of, the Loan Agreement.

The Loan Agreement provides for the acceleration of the payment of principal of and interest on this Note upon the happening of certain Events of Default as defined in the Loan Agreement.

Borrowers each waive presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with this Note, except any notice expressly required by the Loan Agreement.

This Note is an amendment and restatement of, but not issued in satisfaction of, that certain Term Note dated January 9, 2003 in the principal sum of $10,000,000.00, as amended and restated on September 30, 2003 ( the “Original Note”). This Note is delivered in substitution of the Original Note, and upon proper execution and delivery hereof, the Original Note shall be deemed null and void.

This Note shall be governed by and construed in accordance with the substantive laws of the State of New Jersey. The provisions of this Note are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

SIGNATURES ON FOLLOWING PAGES

BORROWERS:
THE PROVIDENCE SERVICE CORPORATION		PROVIDENCE OF ARIZONA, INC.

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

PROVIDENCE SERVICE CORPORATION OF OKLAHOMA, INC.		PROVIDENCE SERVICE CORPORATION OF TEXAS, INC.

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

PROVIDENCE SERVICE CORPORATION OF MAINE, INC.		FAMILY PRESERVATION SERVICES, INC.

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

FAMILY PRESERVATION SERVICES OF NORTH CAROLINA, INC.		FAMILY PRESERVATION SERVICES OF FLORIDA, INC.

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

FAMILY PRESERVATION SERVICES OF WEST VIRGINIA, INC.		CAMELOT CARE CORPORATION

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

CYPRESS MANAGEMENT SERVICES, INC.		PROVIDENCE SERVICE CORPORATION OF DELAWARE, INC.

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

$25,000,000 Second Amended and Restated Term Note

FAMILY PRESERVATION SERVICES OF WASHINGTON D.C., INC.		RIO GRANDE MANAGEMENT COMPANY, LLC

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

DOCKSIDE SERVICES, INC.		POTTSVILLE BEHAVIORAL COUNSELING GROUP, INC.

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

PROVIDENCE COMMUNITY SERVICES, LLC		COLLEGE COMMUNITY SERVICES

By:	/s/ Michael Deitch	By:	/s/ Michael Deitch
Name:	Michael Deitch	Name:	Michael Deitch
Title:	Secretary	Title:	Secretary

CHOICES GROUP, INC.		PROVIDENCE MANAGEMENT CORPORATION OF FLORIDA

By:	/s/ Fletcher McCusker	By:	/s/ Chris Reinecker
Name:	Fletcher McCusker	Name:	Chris Reinecker
Title:	CEO	Title:	Secretary

$25,000,000 Second Amended and Restated Term Note

CHILDREN’S BEHAVIORAL HEALTH, INC.		CAMELOT CARE CENTERS, INC.

By:	/s/ Fletcher McCusker	By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker	Name:	Fletcher McCusker
Title:	CEO	Title:	CEO

THE BEHAVIORAL ASSESSMENT CENTER, INC.

By:	/s/ Fletcher McCusker
Name:	Fletcher McCusker
Title:	CEO

$25,000,000 Second Amended and Restated Term Note